SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                              WESTWOOD ONE, INC.
-----------------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)

                               WESTWOOD ONE, INC.
-----------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
           14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      -----------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:
      -----------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      -----------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:
      -----------------------------------------------------------------------

      Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
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      2)  Form, Schedule or Registration Statement No.:
      -----------------------------------------------------------------------

      3)  Filing Party:
      -----------------------------------------------------------------------

      4)  Date Filed:
      -----------------------------------------------------------------------

Dear Shareholders:

      Enclosed with this letter is a Proxy Statement and proxy card for the Annual Meeting of Shareholders to be held on June 16, 1998 at 10:00 a.m., Pacific Time, in the La Ventana Room of the Westwood Marquis, 930 Hilgard Avenue, Los Angeles, California. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, which report contains consolidated financial statements and other information of interest with respect to the Company and its shareholders, is also included with this mailing.

      At the Annual Meeting, the holders of Common Stock, voting alone, will elect one member of the Company's Board of Directors. Holders of Common Stock and Class B Stock, voting together, will elect two members of the Company's Board of Directors, vote upon a proposal to ratify the selection of independent accountants for the Company and conduct such other business as may properly come before the meeting.

      IT IS IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE IF YOU DO NOT INTEND TO BE PRESENT AT THE MEETING. IF YOU DO LATER DECIDE TO ATTEND, YOUR PROXY WILL AUTOMATICALLY BE REVOKED IF YOU VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE PROXY CARD NOW IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

      We appreciate your continued support.
                                                     Sincerely,

                                                     WESTWOOD ONE, INC.



                                                     /S/ NORMAN J. PATTIZ
                                                     Norman J. Pattiz
                                                     Chairman of the Board


April 30, 1998

                               WESTWOOD ONE, INC.
                            9540 Washington Boulevard
                          Culver City, California 90232


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  To Be Held on
                                  June 16, 1998

To Our Shareholders:

      The Annual Meeting of the Shareholders of Westwood One, Inc. (the "Company") will be held in the La Ventana Room of the Westwood Marquis, 930 Hilgard Avenue, Los Angeles, California, on June 16, 1998 at 10:00 a.m., Pacific Time, for the following purposes:

          (1)  To elect three members of the Company's Board of Directors;

          (2) To ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1998; and

          (3) To consider and act upon such other business as may properly come before the meeting.

      Shareholders of record at the close of business on May 8, 1998 will be entitled to notice of and to vote at the Annual Meeting, and a list of such shareholders will be available for examination during ordinary business hours at least ten days prior to the Annual Meeting by any shareholder, for any purpose germane to the Annual Meeting, at the Company's offices at 9540 Washington Boulevard, Culver City, California 90232 (telephone (310) 204-5000).

      Whether or not you intend to be present at the meeting, please date, sign and mail the enclosed proxy in the provided postage-paid envelope as promptly as possible. You are cordially invited to attend the Annual Meeting and your proxy will be revoked if you are present and vote in person.

                                  By Order of the Board of Directors



                                  /S/ FARID SULEMAN
                                  Farid Suleman
                                  Secretary

April 30, 1998

                               WESTWOOD ONE, INC.
                            9540 Washington Boulevard
                          Culver City, California 90232



                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


     This Proxy Statement (first mailed to shareholders on or about May 15, 1998) is furnished in connection with the solicitation of proxies by the management of Westwood One, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on June 16, 1998 at 10:00 a.m., Pacific Time, in the La Ventana Room of the Westwood
Marquis, 930 Hilgard Avenue, Los Angeles, California, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Holders of record of the Common Stock and Class B Stock at the close of business on May 8, 1998 are entitled to vote at the Annual Meeting. As of the close of business on April 20, 1998, 31,357,435 shares, excluding 3,433,295 treasury shares, of Common Stock and 351,733 shares of Class B Stock were issued and outstanding.

      Each holder of outstanding Common Stock is entitled to cast one (1) vote for each share of Common Stock held by such holder. Each holder of Class B Stock is entitled to cast fifty (50) votes for each share of Class B stock held by such holder. Only the Common Stock is publicly traded. Holders of Common Stock, voting alone, will elect one member of the Company's Board of Directors. Holders of Common Stock and Class B Stock, voting together, will elect two members of the Company's Board of Directors, vote upon the ratification of Price Waterhouse LLP as the Company's independent accountants and conduct such other business as may properly come before the meeting.

      A majority of the outstanding votes entitled to be cast at the Annual Meeting and represented in person or by proxy will constitute a quorum. With regard to the election of directors and any other proposal submitted to a vote, approval requires the affirmative vote of a majority of the votes entitled to be cast and represented in person or by proxy at the meeting. Where a choice is specified on the proxy as to the vote on any matter to come before the meeting, the proxy will be voted in accordance with such specification. If no specification is made, but the proxy is properly signed, the shares represented thereby will be voted in favor of the director nominees and in favor of the ratification of the selection of Price Waterhouse LLP as the Company's independent accountants. Management is not aware of any matters, other than those specified above, that will be presented for action at the Annual Meeting, but if any other matters do properly come before the meeting, the proxies will vote upon such matters in accordance with their best judgment.

      Shares represented by proxies which are marked "abstain", "withhold authorization" or to deny discretionary authority on any matter will be counted as shares present for purposes of determining the presence of a quorum; such shares will also be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matter. Proxies relating to "street name" shares which are not voted by brokers on one or more matters will not be treated as shares present for purposes of determining the presence of a quorum unless they are voted by the broker on at least one matter. Such non-voted shares will not be treated as shares represented at the meeting as to any matter for which non-vote is indicated on the broker's proxy.

      Any shareholder submitting the accompanying proxy card has the right to revoke it by notifying the Secretary of the Company in writing at any time prior to the voting of the proxy, or by signing and delivering to the Secretary a later-dated proxy. A proxy will be automatically revoked if the person giving the proxy attends the Annual Meeting and votes in person.

      The Company's Annual Report on Form 10-K for the year ended December 31, 1997, including consolidated financial statements and other information, accompanies this Proxy Statement but does not form a part of the proxy soliciting material.

                              ELECTION OF DIRECTORS

     At a Special Meeting of Shareholders held on January 28, 1994, the Company's shareholders approved a Voting Agreement entered into among: (i) the Company; (ii) Infinity Network, Inc., a wholly owned subsidiary of CBS Radio Group; and (iii) Norman J. Pattiz, the Company's current Chairman of the Board (the "Voting Agreement"). The Voting Agreement, which became effective February 3, 1994, reconstituted the Board of Directors into a nine-member Board to which Mr. Pattiz designated three members (the "Pattiz Designees"), CBS Radio Group designated three members (the "CBS Designees") and a nominating committee consisting of one Pattiz Designee and one CBS Designee designated the final three directors ("Independents"), all of whom are independent outside directors as defined in the Company's By-Laws. The Voting Agreement also requires: (i) Mr. Pattiz and CBS to vote their respective shares of the Common Stock, and in the case of Mr. Pattiz, his Class B Stock, in favor of their respective Designees to the Board of Directors; and (ii) Mr. Pattiz to vote all of his shares of Class B Stock in accordance with the recommendation of the majority of the full incumbent Board of Directors on any matters presented to the Company's shareholders.

      The Voting Agreement also provides for a reduction in the number of Board Members Mr. Pattiz may designate if he reduces his stock ownership below predetermined levels. If Mr. Pattiz loses a Designee as a result of his stock transactions, the size of the Board of Directors is automatically reduced as of the next election of directors. As a result of Mr. Pattiz's 1995 stock transactions, he currently may only designate two members of the Board of Directors and accordingly the Board was reduced to eight members as of June 17, 1996.

      The Board of Directors, consisting of eight individuals, is divided into three classes (Class I, II, and III), each class serving for three-year terms, which terms do not coincide. Only one class of directors is elected at each Annual Meeting. Of the directors, at least 33 1/3% must be independent outside directors. Pursuant to the Company's Certificate of Incorporation, holders of Common Stock, voting alone, have the right to elect 20% of the Board of Directors, which currently amounts to two members. However, it is currently intended that the holders of the Common Stock will vote alone to elect the three Independents, one of which will be elected each year, as set forth below. The remaining members of the Board are elected by all shareholders voting together as a single class.

      At the Annual Meeting, holders of Common Stock, voting alone, will elect the Independent Class I director, and holders of Common Stock and Class B Stock, voting together, will elect the other Class I directors, for three-year terms, until their successors are elected and qualified. The Board of Directors intends to nominate Norman J. Pattiz (the Pattiz Designee), Mel Karmazin (the CBS Designee) and Joseph B. Smith (the Independent director) to serve for three-year terms ending in 2001. All of these nominees currently serve as Class I directors of the Company. Unless otherwise indicated on any proxy, the persons named as proxy voters on the enclosed proxy card intend to vote the stock represented by each proxy to elect these nominees. The nominees are willing to serve as directors, but should any or all refuse to or be unable to serve, the management proxy holders will vote for one or more other persons nominated by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT MESSRS. PATTIZ, KARMAZIN AND SMITH AS DIRECTORS OF THE COMPANY.

      The continuing directors and nominees for director of the Company are:

                                                                         Director                   Term
               Name                                            Age        Since        Class       Expires
               ----                                            ---        -----        -----       -------
          Norman J. Pattiz. . . . .(Pattiz Designee). . . . . . 55.         1974           I          1998
          Mel Karmazin. . . . . . .(CBS Designee). . . . . . . .54          1994           I          1998
          Joseph B. Smith. . . . . (Independent). . . . . . . . 70. .       1994           I          1998
          Paul G. Krasnow. . . . . (Pattiz Designee). . . . . . 59. .       1997          II          2000
          Farid Suleman. . . . . . (CBS Designee). . . . . . . .46 .        1994          II          2000
          David L. Dennis. . . . . (Independent). . . . . . . . 49. .       1994          II          2000
          Steven A. Lerman  . . .  (CBS Designee). . . . . . . .51          1995         III          1999
          Gerald Greenberg. . . .  (Independent). . . . . . . . 55. .       1994         III          1999

      The principal occupations of the three director nominees and each of the other five continuing directors are as follows:

       Mr. Pattiz - founded the Company in 1974 and has held the position of Chairman of the Board since that time. He was also the Company's Chief Executive Officer until February 3, 1994.

      Mr. Karmazin - has been a director and has held the position of President and Chief Executive Officer of the Company since February 3, 1994. He is also a director of CBS Corporation since March 1997 and President and Chief Operating Officer of CBS Corporation since April 1998. Mr. Karmazin has been Chairman and Chief Executive Officer of CBS Station Group since May 1997, and was Chairman and Chief Executive Officer of CBS Radio Group (the successor to Infinity Broadcasting Corporation ("Infinity")) from December 1996 to May 1997. Mr. Karmazin is also a member of the Board of Trustees for the Museum of Television and Radio. From 1988 to December 1996, Mr. Karmazin was President and Chief Executive Officer of Infinity. In addition, from 1984 to December 1996, Mr. Karmazin was a director of Infinity.

      Mr. Smith - has been a director of the Company since May 24, 1994. He was previously a director of the Company from February 1984 until February 3, 1994. Since April 1993, Mr. Smith has been the President of Unison Productions, Inc., through which he serves as an industry consultant involved in a number of projects in the entertainment business.

      Mr. Krasnow - has been a director of the Company since June 17, 1997. Since September 1974 he has been the President and sole shareholder of Krasnow Insurance Services, Inc., an insurance agency providing life, disability and health benefits, of which he is the sole agent. Mr. Krasnow was also a director of the Company from 1989 until June 17, 1996.

     Mr. Suleman - has been a director and has held the position of Executive Vice President and Chief Financial Officer of the Company since February 3, 1994. He is also Senior Vice President and Chief Financial Officer of CBS Station Group since June 1997. He was the Senior Vice President and Chief Financial Officer of CBS Radio Group from December 1996 to June 1997. Mr. Suleman was a director of Infinity from February 1992 through December 1996. From 1986 to December 1996, Mr. Suleman was Vice President, Finance and Chief Financial Officer of Infinity.

     Mr. Dennis - has been a director of the Company since May 24, 1994. Mr. Dennis has served as Managing Director, Investment Banking for Donaldson, Lufkin & Jenrette Securities Corporation since April 1989.

     Mr. Lerman - has been a director of the Company since April 19, 1995. Since 1986, Mr. Lerman has been a partner in the Washington, D.C. law firm of Leventhal, Senter and Lerman. Mr. Lerman was a director of Infinity from February 1992 through December 1996 and he was also a director of Premiere Radio Networks, Inc. until April 18, 1995.

     Mr. Greenberg - has been a director of the Company since May 24, 1994. Since April 1993, Mr. Greenberg has served as President of MJJ Music, a Michael Jackson/Sony owned record label.


Committees of the Board

      The  Board of  Directors  has a  Compensation  Committee  which  currently consists of Messrs. Smith, Dennis and Greenberg. The Compensation Committee administers the Company's Amended 1989 Stock Incentive Plan, establishes the annual earnings target for the payment of an incentive bonus to the Company's Chairman and is authorized to approve, and may negotiate, employment arrangements with key executives of the Company and its subsidiaries. There were no formal meetings of the Compensation Committee during fiscal 1997, however, Committee members engaged in informal discussions and took several actions by written consent.

      The Board of Directors also has an Audit Committee which currently consists of Messrs. Dennis, Krasnow, Lerman and Suleman. The Audit Committee is authorized to review the Company's financial statements, meet with the Company's auditors and make recommendations to the Board of Directors about internal accounting controls and procedures. There was one meeting of the Audit Committee during fiscal 1997.

     Pursuant to the Voting Agreement, Mr. Pattiz and Mr. Karmazin also serve on a Nominating Committee which nominates the Independent director each year. There were no formal meetings of the Nominating Committee in fiscal 1997.


Director Attendance and Compensation

      In fiscal 1997 the Board as a whole met on four occasions. During fiscal 1997, each of the current directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which such director served.

      Directors of the Company who are not officers received $3,750 per meeting attended for their services as directors and $1,875 per meeting attended for their services as committee members. In addition, all directors who are not officers receive a mandatory grant of stock options to acquire 10,000 shares of Common Stock each year. Directors are also reimbursed for expenses incurred in attending such meetings. During fiscal 1997, Messrs. Smith, Krasnow, Dennis, Lerman and Greenberg received $15,000, $7,500, $18,750, $15,000 and $15,000, respectively, in Board and Board committee fees.


                             PRINCIPAL SHAREHOLDERS

      The following table sets forth as of April 20, 1998, the number and percentage of outstanding shares of Common Stock and Class B Stock held by: (1) each person or group known to the Company to beneficially own more than five percent of the outstanding Common Stock or Class B Stock of the Company; (2) each of the three director nominees and each of the other five current directors; (3) the Named Executive Officers (see "EXECUTIVE COMPENSATION" appearing elsewhere in this report); and (4) all current directors and executive officers as a group. At April 20, 1998, there were 31,357,435 shares, excluding 3,433,295 treasury shares, of Common Stock outstanding and 351,733 shares of Class B Stock outstanding.

      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option or the conversion of a debenture into common stock) within 60 days of the date as of which the information is provided; in computing the percentage of ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.


                                                Shares of Common Stock         Shares of Class B Stock
                                                 Beneficially Owned (1)         Beneficially Owned (1)
                                                ------------------------       -----------------------
                                                Number        Percent            Number     Percent
                                                ------        -------            ------     -------
Norman J. Pattiz (2) (16) . . . . . . . . . . .729,040 (3)     2.3%              351,690     99.9%
Mel Karmazin  . . . . . . . . . . . . . . . . .530,149 (4)     1.7%                 -           -
Farid Suleman . . . . . . . . . . . . . . . . .190,000 (7)       *                  -           -
Joseph B. Smith  . . . . . . . . . . . . . . . . 6,000 (7)       *                  -           -
David L. Dennis  . . . . . . . . . . . . . . . .27,605 (5)       *                  -           -
Paul G. Krasnow  . . . . . . . . . . . . . . . .77,000 (6)       *                  -           -
Steven A. Lerman  . . . . . . . . . . . . . . . 12,000 (7)       *                  -           -
Gerald Greenberg  . . . . . . . . . . . . . . . .6,000 (7)       *                  -           -
Infinity Network, Inc., a subsidiary of CBS
  Radio Group (14) (15)  . . . . . . . . . . 8,000,000 (9)    23.4%                 -           -
  40 West 57th Street
  New York, NY 10019
Putnam Investments, Inc. (14)  . . . . . . . 4,406,549 (10)   14.1%                 -           -
  One Post Office Square
  Boston, MA  02109
Denver Investment Advisors LLC (14) . . . .  4,328,400 (11)   13.9%                 -           -
  1225 17th Street
  Denver, CO 80202
College Retirement Equities Fund (14) . . .  3,308,600 (12)   10.6%                 -           -
  730 Third Avenue
  New York, NY 10017
The Capital Group Companies, Inc. (14) . . . 2,268,100 (13)    7.3%                 -           -
  333 South Hope Street
  Los Angeles, CA 90071
All current directors and executive officers as
  a group (8 persons)  . . . . . . . . . . . 1,577,794 (8)     4.9%              351,690      99.9%

-----------------------------
  * Represents less than one percent (1%) of the Company's outstanding shares of Common Stock.

  (1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Class B Stock, unless otherwise indicated.
  (2) As of April 20, 1998, Mr. Pattiz, whose business address is 9540 Washington Boulevard, Culver City, California 90232, owned Common Stock and Class B Stock representing approximately 37.1% of the total voting power of the Company.
  (3) Includes stock options for 75,000 shares (which expire on November 30, 2003) granted pursuant to Mr. Pattiz' December 1, 1986 employment agreement, as amended on November 25, 1987 and June 30, 1993 (the "1986 Employment Agreement"), and 140,000 shares granted under the Company's Amended 1989 Stock Incentive Plan.
  (4) Includes stock options for 358,000 shares granted under the Company's Amended 1989 Stock Incentive Plan.
  (5) Includes stock options for 14,000 shares granted under the Company's Amended 1989 Stock Incentive Plan.
  (6) Includes stock options for 2,000 shares granted under the Company's Amended 1989 Stock Incentive Plan.
  (7) Represents stock options granted under the Company's Amended 1989 Stock Incentive Plan.
  (8) Includes stock options for 803,000 shares granted under the Company's Amended 1989 Stock Incentive Plan and Mr. Pattiz' 1986 Employment Agreement.
  (9) Includes 3,000,000 shares which may currently be acquired upon exercise of warrants at an exercise price of $3.00 per share.

(10) Putnam Investments, Inc. as an investment advisor has no sole voting or dispositive power, but has shared voting and dispositive power for 4,406,549 shares.
(11) Denver Investment Advisors LLC, as an investment advisor, has sole voting and dispositive power for 4,328,400 shares.
(12) The College Retirement Equities Fund, as an investment company, has sole voting and dispositive power for 3,308,600 shares.
(13) The Capital Group Companies, Inc., through its operating subsidiaries, Capital Guardian Trust Company and Capital Research Management Company, has sole voting and dispositive power for 2,268,100 shares.
(14) Tabular information and footnotes 9, 10, 11, 12 and 13 are based upon information contained in the most recent Schedule 13G filings and other information made available to the Company.
(15) Pursuant to the terms of the Voting Agreement (as discussed under "ELECTION OF DIRECTORS" appearing elsewhere in this report), Mr. Pattiz and CBS Radio Group will vote their respective shares of the Company's Common Stock and, in the case of Mr. Pattiz, his Class B Stock, in favor of their respective designees to the Board of Directors.
       Accordingly, Mr. Pattiz and CBS Radio Group together beneficially own 8,729,040 shares (25.4%) of the Common Stock with respect to election of Independent directors and 50.6% of the Company's total voting power with respect to the election of the Pattiz and CBS Radio Group Designees. Pursuant to the Voting Agreement, Mr. Pattiz also is required to vote all of his shares of Class B Stock in accordance with the recommendation of the full incumbent Board of Directors on any matters presented to the Company's shareholders. Mr. Pattiz's and CBS Radio Group's beneficially owned Common Stock, voting together, represents approximately 16.8% of the Company's total voting power. Mr. Pattiz's and CBS Radio Group's beneficially owned Common Stock and Class B Stock, voting together, represents approximately 50.6% of the Company's total voting power.


                               EXECUTIVE OFFICERS

      The names, ages and principal occupations (if not set out previously) of the executive officers of the Company and its subsidiaries are as follows:


           Name           Age                 Position
           ----           ---                 --------
    Norman J. Pattiz      55    Chairman of the Board
    Mel Karmazin          54    President, Chief Executive Officer and Director
    Farid Suleman         46    Executive Vice President, Chief Financial
                                Officer, Secretary and Director

     Messrs. Karmazin and Suleman serve under a Management Agreement which is discussed in the following paragraph. Mr. Pattiz has a written employment agreement with the Company which expires on November 30, 1998.

      Pursuant to the terms of the Management Agreement between the Company and CBS Radio Group which expires on March 31, 1999, CBS Radio Group manages the business and operations of the Company, subject to the direction and supervision of the Board of Directors, for a base management fee of $2,168,890 (in 1997), an annual cash bonus payable in the event certain cash flow targets are achieved and warrants to purchase shares of Common Stock. In connection with the foregoing matters, CBS Radio Group also acquired 5,000,000 newly issued shares of Common Stock and a ten-year warrant to purchase up to an additional 3,000,000 shares of Common Stock at an exercise price of $3.00 per share for an aggregate purchase price of $15,000,000. CBS Radio Group currently beneficially owns approximately 23.4% of the Common Stock of the Company (see "PRINCIPAL SHAREHOLDERS" appearing elsewhere in this report).

                             EXECUTIVE COMPENSATION

      Disclosure regarding compensation is provided for each of the executive officers of the Company (collectively, the "Named Executive Officers") who served as executive officers at the end of or during the fiscal year ended December 31, 1997:


Norman J. Pattiz.............. the Company's Chairman of the Board at
                               December 31, 1997.

Mel Karmazin.................. the Company's Chief Executive Officer and
                               President at December 31, 1997.

Farid Suleman................. the Company's Executive Vice President and Chief
                               Financial Officer at December 31, 1997.

Gregory P. Batusic............ the Company's President - Westwood One
                               Entertainment at December 31, 1997. Mr. Batusic resigned effective March 26, 1998.

Michael D'Ambrose............. the Company's Senior Vice President and Chief
                               Operating Officer and Chief Executive Officer-Westwood One Broadcasting Services, Inc. until November 15, 1997.

Jeffrey B. Lawenda............ the Company's President - Westwood One Radio
                               Networks until April 10, 1997.



Compensation Committee Report

      The Compensation Committee of the Company's Board of Directors consists of at least two independent, outside directors, currently Messrs. Smith, Dennis and Greenberg.

      The Compensation Committee administers the Amended 1989 Stock Incentive Plan and may review employment arrangements with executive officers of the Company other than Messrs. Karmazin and Suleman who serve as the Company's Chief Executive Officer and Chief Financial Officer, respectively, pursuant to the Management Agreement described above. (See "EXECUTIVE OFFICERS" appearing elsewhere in this report for a more detailed description of the Management Agreement.) In addition, the Committee establishes the annual earnings targets which must be achieved by the Company for the payment of a cash incentive bonus to Mr. Pattiz pursuant to his current employment agreement with the Company. (See "Employment Agreements" appearing elsewhere in this report for a description of Mr. Pattiz' employment agreement.)

      Under the terms of the Management Agreement, pursuant to which Mr. Karmazin serves as the Company's Chief Executive Officer and President, and Mr. Suleman serves as the Company's Chief Financial Officer, the Company pays a management fee to CBS Radio Group. Accordingly, the Compensation Committee does not set the base salaries or annual cash bonus incentives of Messrs. Karmazin or Suleman, but does have the authority to grant stock incentives to such officers. Moreover, during 1997 Mr. Karmazin, as the Company's Chief
Executive Officer under the Management Agreement, was responsible for determining the amount of salary and bonus payable to the Company's executive officers, except to the extent that such matters were required to be determined in accordance with pre-existing employment arrangements.

      The compensation policies utilized by the Compensation Committee and the Chief Executive Officer are intended to enable the Company to attract, retain and motivate executive officers to meet Company goals using appropriate combinations of base salary and incentive compensation in the form of annual cash bonuses and stock incentives. Generally, compensation decisions are based on contractual commitments, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. The foregoing factors are listed in order of their relative importance in making compensation decisions.

      Stock incentives may be granted under the Amended 1989 Stock Incentive Plan by the Compensation Committee, at its sole discretion, to officers and employees of the Company to reward outstanding performance during the prior fiscal year and as an incentive to continued outstanding performance in future years. In evaluating the performance of officers and employees other than the Chief Executive Officer, the Compensation Committee consults with the Chief Executive Officer and others in management, as applicable. In evaluating the performance of the Chief Executive Officer, the Compensation Committee may consult with the entire Board of Directors. In an effort to attract and retain highly qualified officers and employees, stock incentives may also be granted by the Compensation Committee, at its sole discretion, to newly hired officers and employees as an inducement to accept employment with the Company.


1997 Compensation for Executive Officers

     Salary paid to Mr. Pattiz for 1997 was based on the terms of his pre-existing employment agreement with the Company. The salary and annual incentives in 1997 for other executive officers, except for Messrs. Karmazin and Suleman, who serve pursuant to the Management Agreement, were based on the terms of employment agreements between the Company and its executive officers, described elsewhere herein. These agreements were structured in a manner that considered the competitive job market as well as the individual's performance in helping the Company achieve its short and long-term goals. The executive officers' incentive bonuses are based on their ability to achieve cash flow targets established by the Company's Chief Executive Officer for their respective divisions. (See "Employment Agreements" appearing elsewhere in this report).


                  The Board of Directors

                  Joseph B. Smith, Chairman of the Compensation Committee Gerald Greenberg, member of the Compensation Committee David L. Dennis, member of the Compensation Committee Norman J. Pattiz, Chairman of the Board
                  Mel Karmazin
                  Farid Suleman
                  Paul G. Krasnow
                  Steven A. Lerman

Summary Compensation Table

      The following table sets forth the compensation received by the Named Executive Officers for the years ending December 31, 1997, 1996 and 1995.

                                            SUMMARY COMPENSATION TABLE




                                                  Annual Compensation                    Long-Term Compensation
                                       --------------------------------------------      ----------------------
  Name and                  Fiscal                                  Other Annual          Securities Underlying        All Other
  Principal Position         Year      Salary ($)  Bonus ($)    Compensation ($) (1)           Options (#)          Compensation ($)
  ------------------         ----      ----------  ---------    --------------------           -----------          ----------------
Norman J. Pattiz ........... 1997      $750,000          --           --                                --                    --
  Chairman of the Board      1996       750,000    $302,500           --                                --                    --
                             1995       750,000     275,000           --                                --                    --
Mel Karmazin                 1997            --          --           --                           740,000                    --
  Chief Executive Officer    1996            --          --           --                                --                    --
    and President (2)        1995            --          --           --                                --                    --
Farid Suleman............... 1997            --          --           --                           200,000                    --
  Chief Financial Officer (2)1996            --          --           --                                --                    --
                             1995            --          --           --                                --                    --
Gregory P. Batusic.......... 1997       400,000          --           --                           100,000            $2,250 (6)
  President - Westwood One   1996       379,167     133,333           --                                --             2,250 (6)
    Entertainment (3)        1995       329,000          --           --                           100,000             2,310 (6)
Michael D'Ambrose........... 1997       366,026          --           --                           100,000            $1,500 (6)
  Senior Vice President and  1996       250,000     100,000           --                                --                    --
  Chief Executive Officer-   1995            --          --           --                                --                    --
  Westwood One Broadcasting
  Services, Inc. (4)
 Jeffrey B. Lawenda......... 1997       124,719          --           --                                --              $625 (6)
  President - Westwood One   1996       398,187      84,259           --                                --             2,250 (6)
    Networks (5)             1995       254,647          --           --                           100,000               453 (6)

-----------------------------
(1) This column includes the aggregate cost to the Company (if such amount exceeded the lesser of $50,000 or 10% of such officer's salary and bonus) of providing various prerequisites and other personal benefits.
(2) Messrs. Karmazin and Suleman assumed their positions effective February 3, 1994, pursuant to the terms of the Management Agreement between the Company and CBS Radio. Messrs. Karmazin and Suleman do not receive any cash compensation from the Company. All compensation under the Management Agreement is paid to CBS Radio Group. See "Certain Relationships and Transactions." Messrs. Karmazin and Suleman were granted 740,000 and 200,000 in options, respectively, in 1997.
(3) Mr. Batusic became an executive officer of the Company on June 1, 1992. Mr. Batusic resigned his position with the Company effective March 26, 1998.
(4) Mr. D'Ambrose became an executive officer of the Company upon the March 1, 1996 acquisition of Shadow Broadcasting. Mr. D'Ambrose resigned from the Company effective November 15, 1997.
(5) Mr. Lawenda became an executive officer of the Company on April 10, 1995. Mr. Lawenda resigned from the Company effective April 10, 1997.
(6) All Other Compensation for Messrs. Batusic, D'Ambrose and Lawenda consisted of Company contributions to the employee Savings and Profit-Sharing Plan.

          The following two tables provide information on stock option grants made to the Named Executive Officers in 1997, options exercised during 1997 and options outstanding on December 31, 1997.

                          OPTION GRANTS IN FISCAL 1997

                                                        Individual Grants
                              ------------------------------------------------------------------     Potential Realizable Value at
                                 Number of         % of Total                                           Assumed Annual Rates of
                                Securities          Options                                          Stock Price Appreciation for
                                Underlying         Granted to        Exercise or                              Option Term
                                  Options         Employees in        Base Price      Expiration         ------------------------
            Name              Granted (#) (1)   Fiscal Year (2)       ($/Share)          Date            5% ($)           10% ($)
            ----              ---------------   ---------------       ---------          ----            ------           -------


 Norman J. Pattiz  . . . .             -                  -                  -              -                   -                -
 Mel Karmazin  . . . . . .        740,000                46%            $30.00        6/17/07          $13,986,000      $35,298,000
 Farid Suleman . . . . . .        200,000                12%            $18.25        3/24/07          $ 2,299,500      $ 5,803,500
 Gregory Batusic . . . . .        100,000                 6%            $18.25        3/24/07 (3)      $ 1,149,750      $ 2,901,750
 Michael D'Ambrose . . . .        100,000                 6%            $18.25        3/24/07 (4)      $ 1,149,750      $ 2,901,750
 Jeffrey B. Lawenda. . . .             -                  -                  -              -                   -                -

--------------------------
(1) These options were granted under the Amended 1989 Stock Incentive Plan on March 24, 1997 except in the case of Mr. Karmazin, whose options were granted on June 17, 1997, and become exercisable 20% per year (148,000 for Mr. Karmazin, 40,000 for Mr. Suleman and 20,000 for Messrs. Batusic and D'Ambrose) on each anniversary date between 1998 and 2002.
(2) Percentage calculations exclude the impact of a mandatory grant of 50,000 options at $30.00 per share on June 17, 1997 to outside directors (10,000 each to Messrs. Dennis, Greenberg, Krasnow, Lerman and Smith) which, in accordance with the terms of the Amended 1989 Stock Incentive Plan, become exercisable 20% per year on each June 17 anniversary between 1998 and 2002.
(3) Mr. Batusic forfeited his unvested options on March 26, 1998, the date he resigned his position with the Company.
(4) Mr. D'Ambrose forfeited his options upon his resignation on November 15, 1997.


                   AGGREGATED OPTION EXERCISES IN FISCAL 1997
                        AND FISCAL YEAR END OPTION VALUES
                                                                         Number of Securities
                                                                             Underlying                    Value of Unexercised,
                                                                         Unexercised Options               In-the-Money Options
                                                      Value             at Fiscal Year End (#)          at Fiscal Year End ($) (1)
                            Shares Acquired        Realized ($)      ----------------------------      ----------------------------
          Name             on Exercise (#) (2)         (3)           Exercisable    Unexercisable      Exercisable    Unexercisable
          ----             -------------------   ----------------    -----------    -------------      ------------   -------------
Norman J. Pattiz.........               -                   -            215,000           70,000        $6,005,425      $2,222,150
Mel Karmazin.............               -                   -            210,000          880,000         5,748,750       9,105,000
Farid Suleman............               -                   -            150,000          300,000         4,106,250       6,512,500
Gregory P. Batusic.......          10,000            $222,500             55,000          160,000         1,431,875       3,245,000
Michael D'Ambrose........               -                   -                 -                 -                 -               -
Jeffrey B. Lawenda.......               -                   -                 -                 -                 -               -

-----------------------
(1) On Wednesday, December 31, 1997, the closing per share price for the Company's Common Stock on the NASDAQ National Market System was $37 1/8.
(2) Represents the exercise of options granted under the Amended 1989 Stock Incentive Plan.
(3) The reported amount excludes the per share exercise prices for all option shares exercised.

                                Performance Graph

     The performance graph below compares the performance of the Company's Common Stock to the Dow Jones Equity Market Index and the Dow Jones Media Industry Index for the Company's last five calendar years. The graph assumes that $100 was invested in the Company's Common Stock and each index on December 31, 1992.


    Measurement                          Dow Jones     Dow Jones
      Period                               Equity         Media
 (last business day         Westwood       Market       Industry
  of calendar year)         One, Inc.      Index          Index
 ------------------         ---------    ----------     ---------
        1992                 $  100        $100           $100
        1993                 $  514        $110           $121
        1994                 $  598        $111           $116
        1995                 $  867        $153           $166
        1996                 $1,020        $252           $172
        1997                 $2,278        $206           $243






     The following table sets forth the closing price of the Company's Common Stock at the end of each of the last five calendar years.

     Base Year
      1992       1993       1994       1995         1996        1997
      ----       ----       ----       ----         ----        ----
     $1 5/8     $8 3/8     $9 3/4     $14 1/8      $16 5/8     $37 1/8
     ======     ======     ======     =======      =======     =======

Employment Agreements

     The Company has a written employment agreement with Mr. Pattiz, effective October 18, 1993 (as amended on January 26, 1994 and February 2, 1994), pursuant to which Mr. Pattiz was to serve as Chairman of the Board and Chief Executive Officer of the Company for a five-year term ending November 30, 1998 at an annual salary of $750,000 plus an annual cash bonus of at least $250,000 ($332,750 for fiscal 1997 and $366,025 for 1998) payable in the event that the Company achieves certain earnings targets as established annually by the Compensation Committee of the Board of Directors. In addition, the Company will pay directly or reimburse Mr. Pattiz for one-half of his home security costs, not to exceed $115,000 annually. The agreement also granted Mr. Pattiz ten-year options to acquire 350,000 shares of Common Stock under the Amended 1989 Stock Incentive Plan (which vest at the rate of 70,000 shares per year over the five-year term of the employment agreement) and provides additional benefits which are standard for executives in the industry. The agreement generally will be terminable by Mr. Pattiz upon ninety days' written notice to the Company; it will be terminable by the Company only in the event of death, permanent and total disability, or for "cause." In the event of permanent and total disability, Mr. Pattiz will receive his base salary and cash bonus for the following twelve months and 75% of his base salary for the remainder of the term of the agreement. In the event of a "change of control," as defined in the agreement, any unvested options granted pursuant to this agreement will become immediately exercisable and Mr. Pattiz will continue to receive any base and cash bonus compensation he would have otherwise been entitled to receive for the remaining term of the agreement. On February 3, 1994, pursuant to the terms of the Management Agreement (as discussed under "EXECUTIVE OFFICERS" appearing elsewhere in this report), Mr. Karmazin replaced Mr. Pattiz as Chief Executive Officer. However, the agreement otherwise remains in effect and the transactions entered into in connection with the Management Agreement and the Voting
Agreement were not considered a "change in control" for purposes of the agreement.

     The Company had a written thirty-one month employment agreement with the President of Westwood One's Entertainment Division, Mr. Batusic, which expired on December 31, 1997. Pursuant to the terms of the agreement, Mr. Batusic received a base salary of $350,000 in the first year of the agreement, $400,000 in the second year of the agreement and $233,333 for the period June 1, 1997 to December 31, 1997. Additionally, pursuant to the agreement, Mr. Batusic was eligible for an annual bonus equal to one-third of his base salary provided the Entertainment Division met predetermined cash flow objectives. The agreement provided Mr. Batusic with additional benefits which were standard for executives in the industry. Mr. Batusic resigned effective March 26, 1998.

     The Company had a written three-year employment agreement with the Company's Senior Vice President, Mr. D'Ambrose, effective March 1, 1996. Pursuant to the terms of the agreement, Mr. D'Ambrose received a minimum base salary of $300,000. Additionally, pursuant to the agreement, Mr. D'Ambrose was eligible for an annual bonus of $100,000 provided Westwood One Broadcasting
Services met predetermined cash flow objectives. The agreement provided Mr. D'Ambrose with additional benefits which were standard for executives in the industry. Mr. D'Ambrose resigned effective November 15, 1997.

     The Company had a written two year employment agreement with the President of Westwood One's Network Division, Mr. Lawenda, effective April 10, 1995. Pursuant to the terms of the agreement, Mr. Lawenda received a base salary of $350,000 in the first year of the agreement and $400,000 in the second year of the agreement. Additionally, pursuant to the agreement, Mr. Lawenda was eligible for an annual bonus equal to one-third of his base salary provided the Network Division met predetermined cash flow objectives. The agreement provided Mr. Lawenda with additional benefits which were standard for executives in the industry. Mr. Lawenda resigned effective April 10, 1997 upon the expiration of the agreement.


Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee, Messrs. Smith and Greenberg, have served on the Committee since May 24, 1994, and Mr. Dennis has served on the Committee since June 17, 1997.

     In 1997, Mr. Karmazin, the Company's Chief Executive Officer, was responsible for determining the salary and cash flow objectives that would result in bonuses being paid to executive officers pursuant to their employment agreements (other than Mr. Pattiz whose salary and bonus were based on the terms of pre-existing employment agreements). (See "Employment Agreements" and "Compensation Committee Report" appearing elsewhere in this report.)

     Mr. Dennis has served as a Managing Director, Investment Banking of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") since April 1989. During 1997, the Company used DLJ as its broker to repurchase 504,300 shares of Common Stock in the open market for approximately $13,670,000.


Certain Relationships and Transactions

     Messrs. Karmazin and Suleman are officers of CBS Radio Group which beneficially owns 23.4% of the Common Stock of the Company (see "PRINCIPAL SHAREHOLDERS" appearing elsewhere in this report). CBS Radio Group manages the business and operations of the Company pursuant to the terms of a Management Agreement between the Company and CBS Radio Group (as discussed under "EXECUTIVE OFFICERS" appearing elsewhere in this report), under which the Company paid or accrued expenses aggregating approximately $2,713,000 during fiscal 1997. During 1997, the Company purchased and canceled CBS Radio Group's $5.00 incentive warrants covering 500,000 shares of Common Stock granted under the Management Agreement for approximately $12,688,000.

     On March 31, 1997, the Company entered into a representation and management agreement (the "Representation Agreement") with CBS, Inc. ("CBS") to operate the CBS Radio Networks for an initial two-year period ending March 31, 1999. The Company retains all revenue and is responsible for all expenses of the CBS Radio Networks from the effective date of the Representation Agreement. In addition, a number of CBS Radio Group's radio stations are affiliated with the Company's radio networks and the Company purchases several programs from CBS Radio Group. During 1997, the Company incurred expenses aggregating approximately $61,564,000 for the Representation Agreement and CBS Radio Group affiliations and programs. The Company currently anticipates that it will continue to have such arrangements with CBS Radio Group and its radio stations in the future. The Management Agreement provides that all transactions between the Company and CBS Radio Group or its affiliates will be on a basis that is at least as favorable to the Company as if the transaction were entered into with an independent third party. In addition, all agreements between the Company and CBS Radio Group or any of its affiliates must be approved by the Board of Directors.

     Mr. Lerman has been a partner in the Washington, D.C. law firm of Leventhal, Senter and Lerman since 1986. From time to time, the Company engages Leventhal, Senter and Lerman in certain matters.


Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and more than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from its directors and executive officers, the Company believes that during 1997 its executive officers, directors and more than ten percent beneficial owners complied with all filing requirements applicable to them, except for Mr. Smith who inadvertently failed to timely file a Form 4.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Action will be taken at the Annual Meeting to ratify the selection of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending December 31, 1998. Price Waterhouse LLP has been the independent accountants of the Company since 1984. The Company knows of no direct or material indirect financial interest of Price Waterhouse LLP in the Company or of any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee. Members of Price Waterhouse LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON STOCK AND CLASS B STOCK, VOTING TOGETHER, PRESENT OR REPRESENTED AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP.


                                  SOLICITATION

     The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card will be borne by the Company. The Company has requested banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in the names of the banks and brokers, and will reimburse these banks and brokers for the reasonable out-of-pocket expenses of their solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid on account of these additional activities.



                         SHAREHOLDER PROPOSALS FOR 1999

     Under the rules of the Securities and Exchange Commission, any shareholder proposal intended for inclusion in the proxy material for the Annual Meeting of Shareholders to be held in 1999 must be received by the Company by December 31, 1998 to be eligible for inclusion in such proxy material. Proposals should be addressed to Farid Suleman, Secretary, Westwood One, Inc., 9540 Washington Boulevard, Culver City, CA 90232. Proposals must comply with the proxy rules of the Securities and Exchange Commission relating to stockholder proposals in order to be included in the proxy materials.



                                  By Order of the Board of Directors



                                  /S/ FARID SULEMAN
                                  Farid Suleman
                                  Secretary

     Culver City, California
     April 30, 1998

                                                                      Appendix A

                                     PROXY

                               WESTWOOD ONE, INC.

   Proxy for 1998 Annual Meeting of Shareholders for Holders of Common Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

     The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Farid Suleman and Gary J. Yusko as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 16, 1998 at 10:00 a.m., Pacific Time, at the Westwood Marquis, 930 Hilgard Avenue, Los Angeles, California and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Common Stock of the Company that the undersigned would be entitled to vote.

     The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
-----------                                                          -----------
   SIDE                                                                 SIDE
   ----                                                                 ----

 X   Please mark
---  votes as in this example.

     The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1 AND 2 SHOWN BELOW. The Board of Directors recommends a vote FOR all nominees in Item 1 and FOR Item 2.

1.  Election of Class I Directors.
    Nominees:  Norman J. Pattiz, Mel Karmazin and
               Joseph B. Smith

     FOR ALL NOMINEES          WITHHELD FROM ALL NOMINEES
---                        ---


     ------------------------------------------
---    For all nominees except as noted above


2.  Ratification of the selection of Price         FOR      AGAINST     ABSTAIN
    Waterhouse LLP as the independent
    accountants of the Company for the             ---       ---          ---
    fiscal year ending December 31, 1998.


                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                           ---

                             PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                             IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT OWNER MUST SIGN.


Signature:                    Date:          Signature:              Date:
          ------------------       --------            -------------      ------

                                     PROXY

                               WESTWOOD ONE, INC.

   Proxy for 1998 Annual Meeting of Shareholders for Holders of Class B Stock
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               WESTWOOD ONE, INC.

     The undersigned shareholder of Westwood One, Inc., a Delaware corporation (the "Company"), hereby appoints Farid Suleman and Gary J. Yusko as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 16, 1998 at 10:00 a.m., Pacific Time, at the Westwood Marquis, 930 Hilgard Avenue, Los Angeles, California and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Common Stock of the Company that the undersigned would be entitled to vote.

     The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their best judgments.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
-----------                                                          -----------
   SIDE                                                                 SIDE
   ----                                                                 ----

 X   Please mark
---  votes as in this example.

     The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated below by the shareholder. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1 AND 2 SHOWN BELOW. The Board of Directors recommends a vote FOR all nominees in Item 1 and FOR Item 2.

1.  Election of Class I Directors.
    Nominees:  Norman J. Pattiz and Mel Karmazin


     FOR BOTH NOMINEES          WITHHELD FROM BOTH NOMINEES
---                         ---


     ------------------------------------------
---    For both nominees except as noted above


2.  Ratification of the selection of Price         FOR      AGAINST     ABSTAIN
    Waterhouse LLP as the independent
    accountants of the Company for the             ---       ---          ---
    fiscal year ending December 31, 1998.


                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                           ---

                             PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                             IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT OWNER MUST SIGN.


Signature:                    Date:          Signature:              Date:
          ------------------       --------            -------------      ------